UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2010 (May 4, 2010)

FUSHI COPPERWELD, INC.

(Exact name of registrant as specified in charter)

Nevada	0-19276	13-3140715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

254 Cotton Mill Road Fayetteville, Tennessee 37334 USA	TYG Center Tower B, Suite 2601 Dongsanhuan Bei Lu, Bing 2 Beijing, PRC 100027
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (011)-86-10-8447-8280

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          Results of Operations and Financial Condition.

On May 4, 2010, Fushi Copperweld, Inc. (the “Company”) issued a press release announcing financial results for the quarter ended March 31, 2010 (“Earnings Release”).  Subsequently on the same date, the Company issued a press release correcting the first sentence of the “Outlook” section in the Earnings Release (“Correction”), which contained an incorrect estimated weighted average diluted share count.  The full text of the Earnings Release and Correction is set forth in Exhibits 99.1 and 99.2, respectively, attached hereto.

The information in this Report, including the exhibit, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. It shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01          Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

99.1	Press Release dated May 4, 2010
99.2	Press Release dated May 4, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSHI COPPERWELD, INC.

Date: May 5, 2010	By:	/s/ Wenbing Christopher Wang
Name: Wenbing Christopher Wang Title: President and Interim Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated May 4, 2010
99.2	Press Release dated May 4, 2010